UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                  July 3, 2002
                                 Date of Report

                        (Date of earliest event reported)



                           Commission File No. 0-23691


                           AUBRYN INTERNATIONAL, INC.
                PREDECESSOR: SOUTHWEST INDUSTRIAL PRODUCTS, INC.
                     (Name of Small Business in its Charter)


           MINNESOTA                                  41-1853992
  (State of other Jurisdiction                (I.R.S. Employer ID Number)
of incorporation or organization)


Mail:  1052 N. Mountain Ave. # B348,  Upland, California          91786
              2869 India St., San Diego, CA                       92103
         (Address of Principal Executive Officers)              (Zip Code)

        Registrant's telephone number including area code: (909) 982-6321
                                                     Fax # (909) 949-2834

ITEM 5:  Other Events and Regulation FD Disclosure.

The undersigned outside Directors and Officers of Aubryn International Inc., have accepted their current roles and provided this notification to the State of Minnesota. These officers and directors accept the positions until next year when a shareholders vote shall be requested for the confirmation to allow continuation for a period of 2 additional years. This list includes new, prior and two terminating directors/ or officers. The terminating directors and officers are Harvey Lalach and Pamala J. Harris. Mr. Harvey Lalach, is the current Vice President and a Director of the corporation, along with the company's Investor Relations Manager. Mr. Lalach, has requested to leave the company only as an officer and director, so that he may take a long term position with another company for which he has had some long time interest. Mr. Lalach has however, committed to remain as the company's person in charge of INVESTOR RELATIONS, and shall maintain that position until such time as the company chooses another direction. Ms. Pamala J. Harris, currently a director and the acting secretary, has requested to return to an inactive position with the company. As Ms. Harris, had only committed to take the acting Secretary position for a limited time, has now asked that she bellowed to resign and return to attend to some personal commitments. (NEW) Our new officers and directors are as follows and shall assume their roles until confirmed at the next shareholders meeting. Resumes for the new officers and directors shall become available on our website within the next 30days. ( www.Aubryninternational.com ).



         R. Bruce Harris                         Frank DeSantis
         President/ Board Chairman               Director / Legal Counsel
         1042 N. Mountain #B348                  2869 India St.
         Upland, CA  91786                       San Diego, CA 92103


         Song Liping                             Pamala J. Harris
         Director / Chinese Mgr.                 (Resigning Director-Actg Sec.)
         Rm504, Bldg#305 Datong Rd.              c/o 1042 N. Mountain #B348
         Gaoquao, Shanghai, PR China             Upland, CA 91786
         Postal # 200137


         Harvey Lalach                           Maurice H. Madrid
         (Resigning Vice Pres- Director)         Director / Actg. Secretary
         NOW: Investor Relations                 905 N. 1st Avenue
         2575 Alberta Ct                         Upland, CA  91786
         Kelowna, BC V1W2X8


         Hector Veron
         Director / Vice President
         14284 Point Reyes St.
         Fontana, CA  92335

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

July 3, 2002


AUBRYN INTERNATIONAL INC.
(Registrant)

By:      /a/ R. Bruce Harris                    /a/ Harvey Lalach
             ----------------------------           ----------------------------
             R. Bruce Harris                        Harvey Lalach
             President, Board Chairman              Vice Pres./ Director
             (909)982-6321                          (909) 982- 6321


         /a/ Pamala J. Harris                   /a/ Frank De Santis
             -----------------------------          ----------------------------
             Pamala J. Harris                       Frank De Santis
             Actg.Secretary Director                Director / Legal Counsel
             (909)982-6321                          (619)688-1199


         /a/ Hector Veron                       /a/ Song Liping
             -------------------------------        ----------------------------
             Hector Veron                           Song Liping
             Vice President / Director              Director / Chinese Mgr.
             (909) 716-6391                         011-8621-58731310

         /a/ Maurice H. Madrid
             ------------------------------
             Maurice H. Madrid
             Actg. Secretary / Director

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